UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2011

ProText Mobility, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31590	11-3621755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Jericho Turnpike, Suite 208E, Syosset, New York	11791
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (516) 802-0223

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to ProText Mobility, Inc.

All dollar amounts in this report refer to U.S. dollars unless otherwise indicated.

Item 1.01  Entry Into A Material Definitive Agreement.

The Company entered into an equity credit agreement (the “Equity Credit Agreement”) with Eclipse Advisors, LLC (“Eclipse”) on August 24, 2011.  Pursuant to the Equity Credit Agreement, Eclipse committed to purchase up to $7,500,000 of our common stock, over a period of time terminating on the earlier of: (i) 24 months from the effective date of a registration statement to be filed in connection therewith or (ii) the date on which Eclipse has purchased shares of our common stock pursuant to the Equity Credit Agreement for an aggregate maximum purchase price of $7,500,000; such commitment is subject to certain conditions, including limitations based upon the trading volume of the Company’s common stock. The purchase price to be paid by Eclipse will be 93% of the market price of our common stock on the date the purchase price is calculated.

We may draw on the facility from time to time, as and when we determine appropriate in accordance with the terms and conditions of the Equity Credit Agreement.  The maximum amount that we are entitled to put in any one notice is such number of shares of common stock as equals the lesser of (i) Two Hundred Fifty Thousand Dollars ($250,000) and (b) three hundred seventy-five percent (375%) of the average of the product of the (i) closing bid price and (ii) the volume on the principal trading exchange for our common stock for the fifteen (15) trading days preceding the put date; provided that the number of put shares to be purchased by Eclipse shall not exceed the number of such shares that, when aggregated with all other shares and securities of the Company then owned by Eclipse beneficially or deemed beneficially owned by Eclipse, would result in Eclipse owning more than 4.99% of all of the Company’s common stock as would be outstanding on such closing date.  The Equity Credit Agreement provides for the payment by us of liquidated damages if we do not issue shares of our common stock to Eclipse within five (5) days of the closing date of a put.

There are put restrictions applied on days between the put notice date and the closing date with respect to that particular put.  During such time, we are not entitled to deliver another put notice.

The re are circumstances under which we will not be entitled to put shares to Eclipse, including the following:

●	we will not be entitled to put shares to Eclipse unless there is an effective registration statement under the Securities Act to cover the resale of the shares by Eclipse;

●	we will not be entitled to put shares to Eclipse unless our common stock continues to be quoted on the OTC Bulletin Board and has not been suspended from trading;

●
we will not be entitled to put shares to Eclipse if an injunction shall have been issued and remain in force against us, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the shares to Eclipse;

●
we will not be entitled to put shares to Eclipse if we have not complied with our obligations and are otherwise in breach of or in default under, the Equity Credit Agreement, our registration rights agreement (the “Registration Rights Agreement”) with Eclipse or any other agreement executed in connection therewith with Eclipse; and

●	we will not be entitled to put shares to Eclipse to the extent that such shares would cause Eclipse’s beneficial ownership to exceed 4.99% of our outstanding shares.

The Equity Credit Agreement further provides that Eclipse is entitled to customary indemnification from us for any losses or liabilities it suffers as a result of any breach by us of any material misrepresentation, breach of warranty or nonfulfillment of or failure to perform any material covenant or agreement contained in the Equity Credit Agreement.

The Equity Credit Agreement also contains representations and warranties of each of the parties.  The assertions embodied in those representations and warranties were made for purposes of the Equity Credit Agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Equity Credit Agreement.  In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a stockholder or investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts.

Pursuant to the terms of the Equity Credit Agreement we agreed to pay to Eclipse a commitment fee of  One Hundred Thousand Dollars ($100,000) which shall be paid by us issuing (i) on the execution date of the Equity Credit Agreement, a number of shares of common stock having a value equal to Fifty Thousand Dollars ($50,000) based upon a deemed valuation equal to the average closing bid prices of our stock on the five (5) trading days preceding such execution and (ii) on the date of the filing with the Securities and Exchange Commission of the initial registration statement required to be filed under the Equity Credit Agreement and the Registration Rights Agreement, a number of shares of common stock having a value equal to Fifty Thousand Dollars ($50,000) based upon a deemed valuation equal to the average closing bid prices of our stock on the five (5) trading days preceding such filing.  In accordance with the terms of the Equity Credit Agreement, we intend to  issue 1,034,340 restricted shares of our common stock to Eclipse as the first payment owed for the commitment fee.

In connection with the Equity Credit Agreement, we entered into the Registration Rights Agreement with Eclipse pursuant to which we agreed to register shares of the common stock to be issued to Eclipse.

This description of the Equity Purchase Agreement and Registration Rights Agreement with Eclipse does not purport to be complete and is qualified in its entirety by reference to each of the Equity Purchase Agreement and Registration Rights Agreement, which are attached as exhibits hereto and incorporated by reference herein.

Item 3.02.  Unregistered Sales of Equity Securities.

In connection with the Equity Credit Agreement we intend to issue 1,034,340 shares of our common stock to Eclipse as partial payment of the commitment fee owed to Eclipse. These securities will be issued in reliance on Section 4(2) of the Act.  The issuance will not involve any general solicitation or advertising by us.   Prior to issuance,  Eclipse will acknowledge the existence of transfer restrictions applicable to the securities sold by us.  Certificates representing the securities sold will contain a legend stating the restrictions on transfer to which such securities are subject.

Item 9.01   Financial Statements and Exhibits.

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Investment Agreement with Eclipse				x

10.2	Registration Rights Agreement with Eclipse				x

99.1	Press Release issued on August 26, 2011				x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26 day of August, 2011		ProText Mobility, Inc.

	By:	/s/ Erica Zalbert
Erica Zalbert
Chief Financial Officer

EXHIBIT INDEX

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Investment Agreement with Eclipse				x

10.2	Registration Rights Agreement with Eclipse				x

99.1	Press Release issued on August 26, 2011				x